[Temple-Inland Inc. Logo]

This presentation contains forward looking statements that involve risks and uncertainties. The actual results achieved by Temple-Inland may differ significantly from the results discussed in the forward-looking statements.
Factors that might cause such differences include general economic, market, or business conditions; the opportunities
(or lack thereof) that may be presented to and pursued by Temple-Inland and its subsidiaries; competitive actions by other companies; changes in law or regulations; the accuracy of certain judgments and estimates concerning the integration of Gaylord into the operations of Temple-
Inland; and other factors, many of which are beyond the control of Temple-Inland and its subsidiaries.

                      October 15, 2002


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                    Third Quarter Results


                         3rd Qtr   3rd Qtr   2nd Qtr
                          2002      2001      2002
                         ------    ------    ------
TIN
  Income                 $  15     $  35     $  26
  EPS                    $0.28     $0.72     $0.50

Operating Income
  Paper                  $  14     $  31     $  29
  Building Products      $  12     $  17     $  21
  Financial Services     $  44     $  43     $  37



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                            Paper


                         3rd Qtr   3rd Qtr   2nd Qtr
                          2002      2001      2002
                         ------    ------    ------
*Operating income
    (millions)           $  14     $  31     $  29


*Price
     -Average domestic box price down $37/ton vs. 3rd qtr. 2001, and flat vs. 2nd qtr. 2002

     -September prices up vs. 3rd qtr. average and upward pricing trend has continued in October



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                       Paper (Cont'd)



*Volume
     -Box shipments down 3% vs. 3rd qtr. 2001 (pro-forma combined shipments of the paper group and Gaylord) and down 3% vs. 2nd qtr. 2002

     -Seasonal pick-up in September less than normal and trend has continued in October

*Downtime
     -Containerboard production curtailed by 111,000 tons in 3rd qtr.



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                       Paper (Cont'd)


*OCC
     -OCC prices up $52/ton vs. 3rd qtr. 2001 and up $20/ton vs. 2nd qtr. 2002

     -OCC prices began to decline in August; down approximately $20/ton in both August and September and anticipated to be down another $10/ton in October


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                       Paper (Cont'd)


*Capacity closures (600,000 tons)
     -Antioch, CA, linerboard mill permanently closed on September 20, 2002 (425,000 tons of capacity)

     -3 smaller, older, inefficient machines at Bogalusa, LA, linerboard mill permanently closed (175,000 tons of capacity)


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                      Building Products


                         3rd Qtr   3rd Qtr   2nd Qtr
                          2002      2001      2002
                         ------    ------    ------
*Operating income
    (millions)           $  12     $  17     $  21


*Lumber
     -Average price down $37 vs. 3rd qtr. 2001 and down $33
      vs. 2nd qtr. 2002

     -Volume up 2% vs. 3rd qtr. 2001, but flat vs. 2nd qtr.
      2002



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                 Building Products (Cont'd)


*Particleboard
     -Average price down $32 vs. 3rd qtr. 2001 and down $3
      vs. 2nd qtr. 2002

     -Volume up 7% vs. 3rd qtr. 2001, but down 7% vs. 2nd qtr. 2002



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                 Building Products (Cont'd)



*MDF
     -Average price up $5 vs. 3rd qtr. 2001 and up $13 vs.
      2nd qtr. 2002 (improved product mix)

     -Volume up 22% vs. 3rd qtr. 2001, but down 14% vs. 2nd qtr. 2002



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                 Building Products (Cont'd)


*    Gypsum
     -Average price up $18 vs. 3rd qtr. 2001, but down $3 vs.
      2nd qtr. 2002

     -Volume up 4% vs. 3rd qtr. 2001 and up 3% vs. 2nd qtr.
      2002



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                       High-Value Land


[Map depicting location of 160,000 acres of high-value land in the Atlanta area]


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                     Financial Services


                         3rd Qtr   3rd Qtr   2nd Qtr
                          2002      2001      2002
                         ------    ------    ------
*Operating income
    (millions)           $  44     $  43     $  37


*Loans
     -Increased focus on single-family, adjustable-rate mortgage assets

*Deposits
     -Deposit costs remain competitive, however, increase in
      transaction accounts
*Costs
     -Benefits from cost reduction initiatives being realized



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                           Gaylord


*Integration on track and on schedule

*Asset sales on track and on schedule ($59 million sold to date)


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